Exhibit 10.1

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT No. 1 (this “Amendment”) is made and entered into this 15th day of October 2018, by and between Duluth Holdings Inc. (the “Company”), and Al Dittrich (the “Employee”), amending that certain Employment Agreement by and between the Company and Employee, dated as of August 5, 2015 (the “Employment Agreement”). Capitalized terms used herein and not otherwise defined shall have the same meaning given to such terms in the Employment Agreement.

RECITALS:

A.    The Company and Employee have entered into the Employment Agreement; and

B.    The Company and Employee desire to amend the Employment Agreement as provided in this Amendment to reflect Mr. Dittrich’s promotion to the position of Senior Vice President and Chief Operating Officer of the Company.

NOW, THEREFORE, in consideration of the promises and the mutual promises and obligations set forth herein, the Company and Employee do hereby agree as follows:

1.

Amendment to Employment Agreement.

a.  All references in the Employment Agreement to “Senior Vice President of Omnichannel Customer Experiences and Operations” shall be deleted and replaced with “Senior Vice President and Chief Operating Officer.”

2.	Miscellaneous.

This Amendment shall be governed by and construed in accordance with the substantive and procedural laws of the State of Wisconsin.  This Amendment may be executed in counterparts, including by facsimile or portable document format (.pdf) signature, each of which shall be deemed an original, and all counterparts so executed shall constitute one agreement binding on all of the parties hereto notwithstanding that all of the parties may not be a signatory to the same counterpart.  Except as amended and/or modified by this Amendment, the Employment Agreement is hereby ratified and confirmed and all other terms of the Employment Agreement shall remain in full force and effect, unaltered and unchanged by this Amendment.

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IN WITNESS WHEREOF, the Company and Employee have executed this Amendment as of the date first above-written.

Company:

Duluth Holdings Inc.

By:
Name: Stephanie Pugliese Title: President and Chief Executive Officer

EMPLOYEE:

Al Dittrich